Cellular Biomedicine Group

A DRUG DEVELOPMENT COMPANY *FOCUSING ON CELL THERAPY*

CBMG Cellular Biomedicine Group

NASDAQ: **CBMG**

"Meeting the Challenge of Delivering Cell & Gene Therapy Products to Patients"



CAR-TCR Summit, Boston
September 11, 2019

Yihong Yao, PhD, Chief Scientific Officer

Safe Harbor

Statements in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include those regarding our ability to implement our plans, strategies and objectives for future operations, including our plan to configure part of our Shanghai facility with GE Healthcare's FlexFactory™ platform, our ability to execute on our obligations under the terms of our licensing and collaboration arrangement with Novartis, our ability to execute on proposed new products, services or development thereof, results of our clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, competition in the industry in which we operate, overall market conditions, any statements or assumptions underlying any of the foregoing and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

Key Objectives

CBMG Cellular Biomedicine Group

Global R&D Capabilities

- Dynamic & Respected Advisory Board, R&D Centers in the U.S. and China

Best In Class CMC in China For Cell & Gene Therapy

- Research, Process Development, Commercial

High Quality Clinical Results from Top Sites Globally

Digital Platform Application for Manufacturing and Beyond

- Data >> Information >> Knowledge >> Therapeutics

Biotech Culture

- Talents >> Team >> Sustainable Success

CBMG: A Complete Solution for Cell Therapy in China and Eventually in the US

Pre-clinical Research

GMP Manufacture

QA/QC

IND Submission

Clinical Development

NMPA Filing

(Investigator initiated trial) IIT

Early Safety & POC Readout

Positive Results

Translational Medicine (TM)

Seasoned Research & Translational Medicine Teams with Extensive Global Pharma Experience

Strong expertise in T cell immunology and immuno-oncology

- CAR-T and TCR-T engineering
- TIL research
- Gene editing
- T cell modulation



Translational Medicine in CAR-T Cell Therapy

CBMG Cellular Biomedicine Group

- Disease indication selection and patient segmentation for CBMG clinical assets
- Safety/efficacy packages for IND filings to NMPA
- Support clinical development:
  - PK and PD assays
  - Immunogenicity
  - Understanding response or lack of response, duration of response
  - Putative early biomarkers to predict efficacy and safety



T3
Implementation & adoption
T2
Safety/efficacy
T1
Lab to clinical
Dissemination
Public Health Impact
Clinical Practice
(effectiveness or outcomes research)
Proven Clinical Application
(clinical trials)
Proposed Human Application
Basic Science Discovery

Translational Medicine Guided Indication Selection



CD19
MS4A1
Gene
CD19
MS4A1
MS4A1
MS4A1
MS4A1
MS4A1
0
1
2
3
4
5
6
7
8
Reporter
206398_s_at
210356_x_at
217418_x_at
228592_at
228599_at
231418_at
Gene
CD19
MS4A1
MS4A1
MS4A1
MS4A1
MS4A1

0. No value (74) 1. Acute Myeloid Leukemia (542) 2. B-Cell Acute Lymphoblastic Leukemia (147) 3. B-Cell Childhood Acute Lymphoblastic Leukemia (359) 4. Chronic Lymphocytic Leukemia (448) 5. Chronic Myelogenous Leukemia (76) 6. Myelodysplastic Syndrome (206) 7. Pro-B Acute Lymphoblastic Leukemia (70) 8. T-Cell Acute Lymphoblastic Leukemia (174)

An Example of Real Time Delivery of PK/PD Information for an ALL Patient treated with CD19 CART



CAR Copies
CD19+B cells
CAR Copies(no./ug gDNA)
CD19+B cells (%)
Days after Infusion
-3
0
4
7
10
14
21
24
28
30

Visit	CD19+ Bone Marrow Blast Cell by flow cytometry
Baseline	8.6%
2w	$<10^{-4}$
4w	$<10^{-4}$
8w	$<10^{-4}$
12w	$<10^{-4}$

NGS Detected Minor Leukemic Clone in BM Biopsy of a MRD-CR ALL Patient 4 Weeks after CD19 CAR-T Treatment



1 bp difference between the clonotype CDR3 sequences A and B



Day 0
Clone3
Clone1
Clone2
-TAC
Day 28
9
Clone1
Clone3
Clone2

Safety/Efficacy Packages for IND Filings for CFDA

CBMG
Cellular Biomedicine Group

In vitro
efficacy study

In vivo
efficacy study

Bio-
distribution
study

Safety study
GLP
toxicological
study



Rhesus CD19⁺ K562
Human CD19⁺ K562
FMC63-CAR-T cells
IFN-γ in co-culture supernatant
IFN-γ (pg/mL)
C-CAR011
NT
Raji
Ramos
Molt-4
Karpas620
T cell only
+Karpas620
+Molt4
+Raji
+Ramos
CD137
CD3
Raji
Molt-4
5:1
10:1
20:1
40:1
days after cells infusion
0
1
3
7
13
17
25
30
10 x10⁶ Normal T
2.5 x10⁶ CAR⁺ T
5 x10⁶ CAR⁺ T
10 x10⁶ CAR⁺ T

CBMG: Immuno-Oncology Pipeline

Category		Product	Indication	Pre-Clinical	Clinical
hematologic cancer	CAR-T	Anti-BCMA CAR	MM	→	→
		Anti-CD20 CAR	SLL/CLL, DLBCL resistant to anti-CD19 CAR-T therapy	→	→
		Anti-CD20-CD19 Bispecific CAR	NHL	→	
		NKG2D CAR	AML	→	
Solid tumor	TCR-T	AFP TCR-T	HCC	→	→
	TIL	TIL(combo w/ anti- PD-1)	NSCLC and other solid tumors	→	

CLL = chronic lymphocytic leukemia
SLL= small lymphocytic lymphoma
HCC= hepatocellular carcinoma
DLBCL = diffuse large B cell lymphoma
MM = multiple myeloma
NHL = non-Hodgkin lymphoma
NSCLC = non small cell lung cancer

Early POC Readout in China Allows Speedy Decision Making

- Large patient population allows speedy enrollment without sacrificing the quality of clinical trials
- Investigator initiating trials (**IIT**) provide crucial, quick POC readout, and allows speedy and financially favorable key decision making

The 5 most commonly diagnosed cancer types and age-standardized incidence rate in 2018 in China

China		
Tumor location	**Cases (%)**	**ASR (worldwide, 1/10^5)**
Both sexes		
Lung	774,323 (18.1)	35.1
Colorectum	521,490 (12.2)	23.7
Stomach	456,124 (10.6)	20.7
Liver	392,868 (9.2)	18.3
Breast	367,900 (8.6)	36.1
All	4,285,033 (100.0)	201.7

ASR, age-standardized rate

Cancer Communications **volume** 39, Article number: 22 (2019)

High Quality Clinical Trial and Quality Assurance

CBMG
Cellular Biomedicine Group

- Highly experienced Pis and top 3 A hospitals in China
- All studies conducted to ICH-GCP
- Three levels of Q/A
  - Full-time Clinical Research Coordinator (CRC) embedded at every study site
  - Twice monthly visit to site by CRA, focus on source data verification.
  - Monthly visit to site by Clinical Research Operations Head/Medical Director of Oncology
  - Site visits as required by CEO and Head of Development Strategy
- For all patients daily real-time reports to clinical management team monitoring vital signs and any safety issues
- Risk minimization: ensure sites have capability and experience to manage potential CRS/CANS* issues.
- Site refresher training on GCP and CRS management at all Site Initiation Visits

*Cell Associated Neurotoxicity Syndrome

Real-time Daily Patient Monitoring

C-CAR088-MM Safety and Efficacy Assessment				
ICF date: 2019--5-28	Safety Assessment			
Gender: female Age: 52	Date	Highest body temperature(℃)	Blood Pressure (mmHg)	Other
Screening	5/28/2019	36.9	119/80	
PBMC	6/6/2019	36.7	123/88	
Infusion	7/6/2019	36.6	132/82	
D1	7/7/2019	36.4	115/79	
D2	7/8/2019	36.8	130/86	
D3	7/9/2019	36.9	127/86	
D4	7/10/2019	36.7	102/60	
D5	7/11/2019	36.6	120/80	
D6	7/12/2019	**39.3**	122/78	CRP:12.32
D7	7/13/2019	**39.5**	134/80	
D8	7/14/2019	37.0	120/62	AST:77
D9	7/15/2019	36.4	114/64	
D10	7/16/2019	36.6	120/70	
D11	7/17/2019	36.6	100/62	

- Daily contact with site to assess progress of each patient
- Particular focus on signs of CRS/CANS*
- Constant monitoring by clinical management team in Shanghai
- CAR-T experts in USA on hand for consultation at any time.

*Cell Associated Neurotoxicity Syndrome

Multiple Myeloma

- MM accounts for 1% of all cancers and ~10% of all hematological malignancies[1].
- The global incidence of multiple myeloma rose by 126% from 1990 to 2016. East Asia (China, North Korea, and Taiwan) saw incident cases of multiple myeloma jump by 262%, which was the largest increase among any of the 21 global regions [2]
- China is the top 2 countries with the most incident cases and deaths(16 537; 95% UI, 14 094-18 617] incident cases and 10 363 [95% UI, 9079-11 898] deaths)[2]

Age-Standardized Incidence Rate of Multiple Myeloma [2]



1.Moreau P *et al., Annals of Oncology 24 (Supplement 6): vi133–vi137, 2013*
2..Cowan AJ *et al.*, JAMA Oncol. 2018;4(9):1221-1227.

CBMG Anti-BCMA CAR-T *in vitro* Activity is Comparable to Industry Leading Candidate

BCMA-CAR expression


NT
Positive control
CBM.BCMA
0.16
50.1
63.8
BCMA CAR
CD3

IFN-γ release


IFN-γ (pg/ml)
40000
30000
20000
10000
2000
1500
1000
500
0
T cell only
K562
K562-BCMA+E7
NT
Positive control
CBM.BCMA

CD137 up-regulation


NT
Positive control
CBM.BCMA
T cell only
K562
K562-BCMA+E7
0.38
0.61
0.50
1.64
0.98
0.99
0.83
27.6
40.1
CD137
CD3

CBMG Anti-BCMA CAR-T Showed Good *in vitro* Anti-tumor Activity


NH929
NH929-BCMA+
MM.1S
isotype control
MM.1S
99.0
1.00
44.1
55.9
99.1
0.90
61.0
39.0
BCMA

Expression of BCMA on target cells


NH929
NH929-BCMA
MM.1S
%Cytotoxicity
100
75
50
25
0
1:1
5:1
10:1
20:1
40:1
Effector:Target
NT
Positive control
CBM.BCMA

CBMG Anti-BCMA CAR-T Showed Dose Dependent *in vivo* Anti-tumor Activity



Control
T cells
C-CAR088 2.5x10^6 cells
C-CAR088 5x10^6 cells
C-CAR088 10x10^6 cells
Tumor Volume (mm^3)
15000
10000
5000
0
0
20
40
60
Days post injection



100
80
60
40
20
0
Survival(%)
*
Control
T cells
C-CAR088 2.5x10^6 cells
C-CAR088 5x10^6 cells
C-CAR088 10x10^6 cells
0
20
40
60
Days post injection

C-CAR088 (from CBM.BCMA CAR-T standard manufacture) showed good anti-tumor activity in animal studies (RPMI-8226 tumor model).

- IIT was initiated early this year
- 3+3 dose escalation study in second cohort
- Multi center trials

Hepatocellular Carcinoma (HCC) in China

- HCC is the 4th most common cancer in China[1] and more than 50% of new HCC cases world-wide are in China[1,2].
- 466K new HCC cases each year and the mortality is around 422K annually in China[1].
- Current systemic treatments for unresectable HCC in China is not ideal:
  - First Line: Sorafenib, FOLFOX 4 ; Lenvatinib: likely to be approved in 2018
  - Second Line: Regofenib


50 µm

1.Chen *et al.* CA Cancer J Clin 2016;66:155-132; 2.Bray F et al. CA Cancer J Clin 2018: 68:394-424

DE novo TCR Discovery Technology Platform

Lentivector prime & peptide boost immunization to identify TCRs with high diversity

Current Approaches for TCR identification

Approches		CBMG/Augusta	Conventional T Cell Cloning	Single cell Seq	NGS
Source of T cells		HLA, HLA+TCR Tg mice	Human, mice	Human , mice	Human, mice
Way to obtain T cells		Immunization	(Syn or Allo)	(Syn or Allo)	(Syn or Allo)
TCR	Easy to identify	Yes	3-4wks stimulation	Single Cell sorting	Tumor Tissues
	α and β pairing	Yes	No	Yes	Yes
	Repertoire	Diverse	Yes	Yes	No
	Affinity	known	Very limited	Diverse	Diverse
	Tumor reactivity	(lo-hi)	Known (lo-hi)	unknown	unknown
End-point products		known	known	(lo-hi)	(lo-hi)
Additional work prior to creating TCR-Ts		Diverse TCRs of known function	TCRs with Limited diversity	unknown	unknown
Result		Use directly to create TCR-Ts	Need Enhancement	Diverse TCRs of unknown function	Diverse TCRs of unknown function



Lentivector prime
Peptide Trivax iv
AFP Peptide
Day 0
Day 12
Day 17
HLA Tg mice
Isolate Tet+ T cells
Create hybridoma
Identify TCRs
Single cell Sq
Analyze function

Developing Promising TCRs Against AFP

- Identified AFP specific TILs by immunizing HLA-A2 transgenic AAD mice with AFP$_{158\text{-}166}$(FMNKFIYEI)


A
Naive
AFP-Lv-primed
AFP158 peptide+
AFP158 peptide
AFP-Lv-prime+
AFP158 peptide
57.07%
0.02%
42.88%
0.03%
63.96%
0.55%
35.48%
0.01%
53.74%
0.01%
46.22%
0.04%
60.12%
11.28%
28.45%
0.15%
CD8
IFNg
% of CD8+IFNg+
of toal splenic T cells
lv prime - + - +
Peptide - - + +

- Selectively cloned nine independent TCRs from AFP specific TILs
- Exclusive global IP secured
- IIT for AFP TCR-T has obtained IRB approval and will start recruiting patients in China next month

Hybridoma #	TCR Clone #	Chains	V	D	J	C
8D11	TCR1	TCRA-1	Trav7d-2		Traj30	C
		TCRB-1	Trbv13-1	AGTS	Trabj2-4	C2
1G8	TCR2	TCRA-2	Trav7d-2		Traj30	C
		TCRB-2	Trbv13-1	AGTS	Trbj2-4	C2
10A3	TCR3	TCRA-3	Trav7d-2		Traj12	C
		TCRB-3	Trbv13-1	AGTA	Trbj2-4	C2
2F6	TCR4	Identical to TCR-2				
6D9	TCR5	Identical to TCR-3				

Zhu et al. Hepatology 2018

Human AFP TCR-T Specifically Recognize HLA-A2+ Presented Epitope *in vitro* and *in vivo*

CBMG
Cellular Biomedicine Group

TCR expressing recombinant lv


EF1α promoter
α chain
P2A
β chain


AFP- HepG2
Huh7
AFP+ HepG2
E/T: 5/1
IFN-g(pg/ml)
1200
900
600
300
0
Mock
TCR1
TCR2
TCR3

HLA-A2+ primary human T cells transduced with TCR genes


AFP- HepG2
Huh7
AFP+ HepG2
E/T: 5/1
% of killing
100
80
60
40
20
0
Mock
TCR1
TCR2
TCR3

HLA-A2+ human primary T cells transduced with TCR genes


Mock-T
TCR-T
55.96%
0.30%
43.63%
0.11%
39.00%
13.27%
21.62%
26.11%
CD8
Tet158
Tet158
D-4
D0
D1-30
Monitor T cells & tumor
NSG
HepG2
Mock-T Treated
TCR-T Treated

in vivo anti-tumor activity of TCR2


Tumor size (mm³)
450
300
150
40
30
20
10
0
Mock-T
TCR-T
13 15 17 20 22 24 27 29 31 34
Day after tumor inoculation


% of tumor free mice
150
100
50
0
TCR-T
Mock-T
0 10 20 30 40
Days after tumor inoculation

No Reactivity of AFP TCR Detected to Human HLA-A2 Primary Cells from Essential Organs



Donor A
Donor B
UT
TCR055
UT
TCR055
Normal primary HLA-A2⁺ Hepatocytes
Source 1
Source 2_a
Source 2_b
Liver cancer line
Huh7 (HLA-A2⁻AFP⁺)
HepG2 (HLA-A2⁺AFP⁺)
4-1BB
CD8



UT
TCR055
IFNγ (ng/mL)
80000
60000
40000
20000
4000
2000
0
Hepatocyte 1
Hepatocyte 2a
Hepatocyte 2b
HepG2
Huh7
Hepatocyte 1
Hepatocyte 2a
Hepatocyte 2b
HepG2
Huh7
Donor A
Donor B

Cell type	HLA-A2	IFN-g release
Hepatocyte	+	No
Neuron	+	No
Astrocyte	+	No
Cardiomyocyte	+	No
Lung	+	No
Kidney	+	No
Endothelial	+	No

No Allo-reactivity of AFP TCR Detected for >90% Chinese HLA Serotypes


UT
TCR055
60000
50000
40000
30000
20000
10000
0
IFNγ (pg/mL)
1332-8265
1333-8280
1413-1218
AMAI
DUG150
FH43
FH69
FH72
KAS011
KT12
KT14
LATIF
LKT3
LUY
MANIKA
T7526
TAB
TUBO
Huh7
HepG2

No above background IFN-γ was detected when AFP TCR055 T cells were co-cultured with 24 EBV-transformed human B cell lines covering the majority of HLA serotypes within the Chinese population, only 18 lines were shown above.

Ranked HLA subtypes within the Chinese population


HLA-A
HLA-B
HLA-C
DRB1
cum.%
97.83%
89.13%
99.89%
100%
DPA1
DPB1
DQA1
DQB1
cum.%
100%
89.24%
100%
100%
tested
not tested

Development of TIL as a Treatment for Immunogenic Solid Cancers

- TIL therapy, a potent and safe treatment for immunogenic cancers
- Multiple TIL manufacturing processes available
  - Traditional TIL (NCI)
  - Young TIL (fast TIL)
  - Neoantigen-reactive TIL (NCI, licensed by CBMG)
- Top potential indications in the US and China
  - Non small cell lung cancer, head and neck cancer, cervical cancer, ovarian cancer, stomach cancer
- Potential of combination therapy with immune checkpoint inhibitors

Somatic mutation burden by cancer



Pilocytic astrocytoma
ALL
Medulloblastoma
AML
Kidney chromophobe
Thyroid
CLL
Neuroblastoma
Glioblastoma
Pancreas
Breast
Glioma low grade
Lymphoma B cell
Myeloma
Prostate
Ovary
Kidney papillary
Kidney clear cell
Liver
Uterus
Stomach
Head and neck
Cervix
Colorectum
Oesophagus
Lung small cell
Bladder
Lung adenocarcinoma
Lung squamous
Melanoma
1,000
100
10
1.0
0.1
0.01
0.001
Somatic mutation prevalence (number mutations per megabase)

Every dot represents a sample whereas the red horizontal lines are the median numbers of mutations in the respective cancer types. The vertical axis (log scaled) shows the number of mutations per megabase whereas the different cancer types are ordered on the horizontal axis based on their median numbers of somatic mutations. ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; CLL, chronic lymphocytic leukemia. (Figure from ref. 11, Fig. 1.)

Nature Biotechnology 34, 1019–1024 (2016)

Producing TIL Enriched with Neoantigen-reactive Cells for Clinical Use


1. Tumor digest
Isotype control
Isotype control
PD-1
Activation marker
2b. Sorting T cells expressing
PD-1+ and/or activation marker
IL-2
TIL

- Isolating 4-1BB^{+} T cells from fresh tumor digest, which are enriched with neoantigen-reactive cells
- Growing isolated cells for rapid expansion (REP)
- Expanding neoantigen-reactive TIL to >5e9 cells for clinical use
- NCI granted CBMG worldwide license to develop, manufacture and commercialize the neoantigen-reactive TIL to treat a variety of cancer indications

Non-Small Cell Lung Cancer

Lung cancer remains the leading cause of cancer-related mortality in the world[1].

Lung cancer new case and mortality in US, china, worldwide 2018[2]

Lung Cancer	China	USA	World
New Case(%)	774,323 (18.1%)	227,356 (10.7%)	2,098,876(11.%%)
Death(%)	690,567 (24.1%)	152,423 (24.7%)	1,761,007 (18.4%)



Non-small cell lung cancer (NSCLC) is the most common type of lung cancer and represent about 85% of lung cancer cases[3]

Currently, available cares of NSCLC include chemotherapy, targeted therapy and immune checkpoint pathway inhibitors

[1]Feng *et al. Cancer Commun (2019) 39:22*
[2] Bray F et al. *CA Cancer J Clin.* 2018;68(6):394–424
[3]Duma, N et al. *Mayo Clinic Proceedings*, (2019). *94(8), 1623–1640*

Preliminary NSCLC TIL Therapy Results

- NSCLC TIL could be expanded and infused in 91% of patients.
- Despite rapid progression on nivolumab, decreases in tumor size were observed in PD-1 refractory population with TIL.
- 10 patient received TIL
- 3 PR and 1 pathology CR
- 4 patients remain on treatment 6-15 months


Responders Group
If progression -> treat with TIL
Nivo Q4w x 1 yr
Select TIL
& Freeze
PR/CR
PR/CR
TIL
PD/SD
Apheresis for PBMC
Q6w x 1 yr
Screening
-67 -63 -49 -35 -21 -8 -7 -6 -5 -4 -3 -2 -1 0 1→6 14 28 56
Q4w x 1 yr
Eligiblity checklist
Tumor Harvest
Nivo
Pre-chemo checklist
Cy / Flu
TIL Infusion
Decrescendo IL-2 IV
Nivo
Nivo

Courtesy from Dr. Antonia, AACR 2019

Best Overall Change in Target Lesions



Pre-TIL
TIL, IL2
Change from baseline (%)
60
40
20
0
-20
-40
-60
-80
14 05 13 12 15 04 01 03 08 02 16 09 07
Subject ID



Post-TIL
PD-L1 TPS ≤20%
PD-L1 TPS >20%
Change from baseline (%)
60
40
20
0
-20
-40
-60
15 14 03 13 01 08 04 05 02 16
Subject ID

Most patients had rapid progression on nivolumab, then some tumor decrease after Cy/Flu/TIL/IL2

Courtesy from Dr. Antonia, AACR 2019

Summary

- CBMG is well positioned to deliver POC under IITs in China for CBMG assets
- POC for anti-BCMA CAR is expected in Q4 2019. POC for other assets will soon follow. Based on clinical results, decision to be made whether to initiate clinical trials of these two products in the US
- CBMG plans to initiate TIL trials in the US with highly influential PIs in top medical centers.




CBMG

THANK YOU

Saving Life
Revitalizing Life

www.cellbiomedgroup.com

Phase I Study in Relapsed and Resistant Multiple Myeloma


3+3 Dose Escalation
1x10⁶/Kg
3x10⁶/Kg
6x10⁶/Kg
9x10⁶/Kg(TBD)
Initiate expansion cohort to explore optimal dose
CBMG
Apheresis
C-CAR088 Manufacturing
QC
ICF Screening
Baseline assessment
-21d
-7d
-5d -4d -3d
D0
D4 D7 D10 W2 W3 W4 W8 W12 W16 W20 M6 M9 M12
r/r MM
Flu: 30mg/m²/d
Cy: 300mg/m²/d
C-CAR088 Infusion

Key Eligibility Criteria:

- 18-75 years of age
- MM cells express BCMA
- Must have measurable MM
- ≥ 3 prior lines of therapy for MM, having received treatment PI and IMiD
- Must have adequate hepatic, renal, cardiac and hematopoietic function

- Safety Assessment: Rate of dose limiting toxicities; Incidence and severity of treatment-emergent adverse events(CTCAE V5.0)
- Efficacy Assessment: IMWG ORR;DOR; PFS; OS
- Exploratory: CAR-T expansion and persistence